                                                       1933 Act File No. 2-64536
                                                      1940 Act File No. 811-2924

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 29                   [X]

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       [X]
                                     OF 1940

                                Amendment No. 28                           [X]

         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
         --------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (201) 395-2000
                  --------------------------------------------

           CHRISTINA T. SIMMONS, VICE PRESIDENT & ASSISTANT SECRETARY
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

_____         immediately on filing pursuant to paragraph (b)

__X__         on November 1, 2002 pursuant to paragraph (b)

_____         60 days after filing pursuant to paragraph (a) (1)

_____         on (date) pursuant to paragraph (a) (1)

_____         75 days after filing pursuant to paragraph (a) (2)

_____         on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                              [LORD ABBETT LOGO]

LORD ABBETT
     U.S. GOVERNMENT MONEY
     MARKET FUND

                                                                NOVEMBER 1, 2002
                                                                      PROSPECTUS








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                              THE FUND                                   PAGE
            What you should know  Goal                                     2
                  about the Fund  Principal Strategy                       2
                                  Main Risks                               2
                                  Performance                              3
                                  Fees and Expenses                        4
                                  Management                               4

                             YOUR INVESTMENT

        Information for managing  Purchases                                5
               your Fund account  Sales Compensation                       7
                                  Opening Your Account                     7
                                  Redemptions                              8
                                  Distributions and Taxes                  9
                                  Services For Fund Investors              9

                        FINANCIAL INFORMATION

                                  Financial Highlights                    11

                       ADDITIONAL INFORMATION

How to learn more about the Fund Back Cover and other Lord Abbett Funds

                                    THE FUND

GOAL

     The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL STRATEGY

     The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission ("SEC"). The Fund normally invests all of its assets in:

     - securities issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness,

     - securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as the Government National Mortgage Association, Federal National Mortgage Association, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, and

     -   repurchase agreements involving these securities.

     In selecting investments, the Fund focuses on securities that appear to offer the best relative value.

     Although the Fund does not currently intend to do so, the Fund may invest up to 20% of its assets in other money market instruments such as certificates of deposit, bankers' acceptances, commercial paper, and other short-term corporate debt securities.

MAIN RISKS

     The Fund's yield may vary in response to changes in interest rates and other market factors.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors.

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT MONEY MARKET FUND refers to Lord Abbett U.S. Government Securities Money Market Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


2 | The Fund

                          U.S. GOV'T MONEY MARKET FUND

                                                        Symbols: Class A - LACXX
                                                                 Class B - LABXX
                                                                 Class C - LCCXX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year.

BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES

[CHART]

92          2.8%
93          2.3%
94          3.5%
95          5.2%
96          4.7%
97          4.7%
98          4.6%
99          4.4%
00          5.5%
01          3.2%

BEST QUARTER    4th Q '00    +1.4%           WORST QUARTER   4th Q '01   +0.4%

     The Fund's Class A shares total return for the nine-month period from January 1, 2002 to September 30, 2002 was 0.66 %


     For the Fund's current yield, call toll-free 1-800-426-1130. The table below shows the Fund's Class A, B and C performance over time.

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001

SHARE CLASS               1 YEAR    5 YEARS   10 YEARS    LIFE OF FUND
Class A shares             3.15%     4.48%     4.07%         --
Class B shares             2.38%     3.73%       --        3.54%(1)
Class C shares             3.15%     4.48%       --        4.50%(1)

(1) The Fund's Class B and Class C shares start of performance dates were August 1, 1996 and July 15, 1996, respectively.


                                                                    The Fund | 3

                                                    U.S. GOV'T MONEY MARKET FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 FEE TABLE

                                                                                CLASS A   CLASS B(1)     CLASS C
                                                                                -------   ----------     -------
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                     none        none         none
Maximum Deferred Sales Charge (see "Purchases")
 (as a % of the lesser of original purchase
 price or sale proceeds)                                                        none(2)     5.00%        1.00%(3)
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                              0.50%       0.50%        0.50%
Distribution and Service (12b-1) Fees(4)                                        none        0.75%        none
Other Expenses                                                                  0.37%       0.37%        0.37%
Total Operating Expenses                                                        0.87%       1.62%        0.87%


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) A contingent deferred sales charge ("CDSC") of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(3) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR           3 YEARS           5 YEARS         10 YEARS
-----------               ------           -------           -------         --------
Class A shares             $ 89             $278            $  482            $1,073
Class B shares             $665             $811            $1,081            $1,721
Class C shares             $189             $278            $  482            $1,073
You would pay the following expenses if you did not redeem your shares:
Class A shares             $ 89             $278            $  482            $1,073
Class B shares             $165             $511            $  881            $1,721
Class C shares             $ 89             $278            $  482            $1,073

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $45 billion in more than 40 mutual funds and other advisory accounts as of August 30, 2002. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following rates:

       .50% on the first $250 million in assets, .45% on the next $250 million, and .40% on assets over $500 million.

     For the fiscal year ended June 30, 2002, the fee paid to Lord Abbett was at an annual rate of .50 of 1% of average daily net assets. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY SUBSIDIZING A PORTION OF CLASS B SHARE'S 12b-1 FEES. LORD ABBETT MAY STOP SUBSIDIZING THE 12b-1 FEES AT ANY TIME. TOTAL OPERATING EXPENSES TAKING THE SUBSIDY INTO ACCOUNT IS 1.53% FOR CLASS B SHARES.


4 | The Fund

                                YOUR INVESTMENT

PURCHASES

     The Fund offers in this prospectus three classes of shares: Classes A, B, and C, each with different expenses, dividends, and yields. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form and following our review and verification of information provided. Although the Fund has no front-end sales charge on purchases of its shares, the Fund does have a contingent deferred sales charge ("CDSC") in certain cases, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation.

     FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHARE CLASSES

CLASS A  - PURCHASED DIRECTLY OR ACQUIRED BY EXCHANGE

         -   no front-end sales charge

         -   a CDSC may be applied to shares acquired through an exchange

CLASS B* - NORMALLY ACQUIRED BY EXCHANGE ONLY

         - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

         -   higher annual expenses than Class A or Class C shares

         -   automatically converts to Class A shares after eight years

         -   asset-based sales charge 0.75 of 1% - See "Sales Compensation"

CLASS C  - ACQUIRED BY EXCHANGE ONLY

         -   no front-end sales charge

         - a CDSC is applied to shares redeemed before the first anniversary of purchase

* Class B shares of the Fund may be purchased (i) directly by investors opening dollar cost averaging accounts pursuant to which all of the amount invested will be reinvested in an ELIGIBLE FUND within 24 months of the initial purchase and (ii) by exchange for shares of the same class of any Eligible Fund.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under RETIREMENT AND BENEFIT PLANS will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2.   shares held for six years or more (Class B) or one year or more
          (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C)

          If you acquire Fund shares through an exchange from another Lord Abbett-sponsored fund that were originally purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC. The CDSC will be remitted to the appropriate party as described below.

[SIDENOTE]

NAV per share for each class of Fund shares is generally calculated at 12 noon and 2:00 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the requirements for money market funds.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) the Fund, and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor.

RETIREMENT AND BENEFIT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, but do not include Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-   Defined Contribution Plans

                                                             Your Investment | 5

CLASS A SHARE CDSC. If you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

The Class A share CDSC generally will not be assessed under the following circumstances:

- benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

- redemptions by Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to LORD ABBETT DISTRIBUTOR. The CDSC declines the longer you own your shares, according to the following schedule:

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

ANNIVERSARY(1) OF THE DAY ON                        CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                            ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                        SUBJECT TO CHARGE)

ON                            BEFORE
                              1st                                5.0%
1st                           2nd                                4.0%
2nd                           3rd                                3.0%
3rd                           4th                                3.0%
4th                           5th                                2.0%
5th                           6th                                1.0%
on or after the 6th(2)                                           None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     -    death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening Your Account."

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, and insurance companies.

LORD ABBETT DISTRIBUTOR, LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals who buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.


6 | Your Investment

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase depending on which entity originally paid the sales compensation to your dealer.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service their shareholder accounts.

     Sales compensation payments originate from two sources: CDSCs and 12b-1 fees paid out of the Fund's assets. The Fund is currently not making 12b-1 fee payments under the Class A and Class C share Rule 12b-1 plans. The Fund has adopted a Class B share Rule 12b-1 Plan under which it periodically pays Lord Abbett Distributor an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares.

     The distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions on Class B shares at the time of their original purchase. Because 12b-1 fees are paid by the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. However, Lord Abbett Distributor pays an up-front payment to Authorized Institutions totaling 4%, consisting of 0.25% for services provided to shareholders and 3.75% for a sales commission in connection with purchases of Class B shares for dollar cost averaging accounts as described above.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.


     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                          (Class A)        $1,000
                                                 (Class B)        $5,000
     -  Individual Retirement Accounts and       (Class A)          $250
        403(b) Plans under the Internal
        Revenue Code                             (Class B)        $2,000
     -  Uniform Gift to Minor Account                               $250
     -  Invest-A-Matic                                              $250


     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.


                                                             Your Investment | 7

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the Fund's application and send it to the Fund at the address stated below. You should note that your purchases may be subject to review and verification. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT
     U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY WIRE. Please call the Fund to obtain an account number. You can then instruct your bank to wire the amount of your investment to:

     UMB, N.A.
     928 Grand Blvd. -   Kansas City, MO 64106
     Account # 980103352-2
     ABA # 1010-0069-5

     Specify the name of the Fund, your account number and the name(s) in which the account is registered. Your bank may charge you a fee to wire funds. Wires received before 12 noon Eastern time will receive the dividends for that day. Otherwise, dividends will begin accruing on the next business day.

     BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any Lord Abbett-sponsored fund.

     MINIMUM INITIAL INVESTMENT BY EXCHANGE

     - Regular account                                   (Class A, B and C)     $1,000
     - Individual Retirement Accounts (Traditional,
       Education and Roth), 403(b) and employer-
       sponsored retirement plans under the
       Internal Revenue Code                             (Class A, B and C)       $250

REDEMPTIONS

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 500 shares if it is in the Fund's best interest to do so.


8 | Your Investment

     CHECKWRITING. You may write checks against your account for a minimum of $500 up to a maximum of $5,000,000. A check drawn on an account will be honored based only on those shares in the account on which the check is drawn. This method of redeeming shares is only available, however, if you have completed section 9E of the account application.

     If the signer has any legal capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check in which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check made payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     -   a redemption check to a bank other than the bank we have on file, or

     -   a redemption for $50,000 or more.

DISTRIBUTIONS AND TAXES

     The Fund normally pays its shareholders dividends from its net investment income on a monthly basis. Any distributions that you receive are taxable to you as ordinary income for federal income tax purposes. This tax treatment of distributions applies regardless of how long you have owned Fund shares and whether distributions are reinvested or paid in cash. The Fund does not expect to make any capital gain distributions to shareholders.

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes.

     Certain tax reporting information concerning the tax treatment of Fund distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Fund's application or by calling 800-821-5129.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-   In the case of the estate -

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

[Date]

     SIGNATURE GUARANTEED
     MEDALLION GUARANTEED
       NAME OF GUARANTOR

     /s/ [ILLEGIBLE SIGNATURE]
     -------------------------
          AUTHORIZED SIGNATURE
     (960)            X9003470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (TM) SR

     -    In the case of the corporation ABC Corporation

     /s/  Mary B. Doe

     By Mary B. Doe, President

  [Date]

     SIGNATURE GUARANTEED
     MEDALLION GUARANTEED
       NAME OF GUARANTOR

     /s/ [ILLEGIBLE SIGNATURE]
     -------------------------
          AUTHORIZED SIGNATURE
     (960)            X9003470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (TM) SR

                                                             Your Investment | 9

FOR INVESTING

INVEST-A-MATIC    You may make fixed, periodic investments ($250 initial and $50
(Dollar-cost      subsequent  minimum) into your Fund account by means of
averaging)        automatic money transfers from your bank checking account.
                  See the Fund's application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC        You can make regular withdrawals from most Lord
WITHDRAWAL        Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")      paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class
                  C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES    The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND       Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES    shares will be  redeemed in the order described under
                  "Purchases."

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Fund's application (selecting "yes" under Section 9C and completing Section 8), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders.

     If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

10 | Your Investment

                                                    U.S. GOV'T MONEY MARKET FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

====================================================================================================================================
                                                                                       CLASS A SHARES
                                                         ---------------------------------------------------------------------------
                                                                                       YEAR ENDED 6/30

Per Share Operating Performance                          2002              2001              2000              1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00             $1.00             $1.00             $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     .01               .05               .05               .04            .05
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                          --                --(b)             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           .01               .05               .05               .04            .05
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET  INVESTMENT INCOME (.01)             (.05)             (.05)             (.04)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00             $1.00             $1.00             $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                           1.48%             5.02%             4.93%             4.36%          4.79%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                    .86%              .87%              .84%              .76%           .83%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                    .87%              .90%              .84%              .76%           .83%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    1.46%+            4.89%+            4.79%             4.31%          4.68%
====================================================================================================================================
                                                                                        YEAR ENDED 6/30
                                                      ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2002              2001              2000              1999           1998
NET ASSETS, END OF YEAR (000)                         $227,169          $201,174          $190,817          $184,600       $162,631
====================================================================================================================================

                                                                                          CLASS B SHARES
                                                                 -------------------------------------------------------------------
                                                                                          YEAR ENDED 6/30

Per Share Operating Performance                                     2002          2001          2000         1999         1998
NET ASSET VALUE, BEGINNING OF YEAR                                  $1.00         $1.00         $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                .01           .04           .04          .04          .04
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                     --            --(b)         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      .01           .04           .04          .04          .04
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME             (.01)         (.04)         (.04)        (.04)        (.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $1.00         $1.00         $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                                       .80%         4.24%         4.13%        3.76%        4.01%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                   1.53%         1.62%         1.59%        1.52%        1.59%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                   1.62%         1.65%         1.59%        1.52%        1.59%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                .71%+        4.14%+        4.01%        3.52%        3.96%
====================================================================================================================================
                                                                                          YEAR ENDED 6/30
                                                                 -------------------------------------------------------------------
SUPPLEMENTAL DATA:                                                  2002          2001          2000         1999         1998
NET ASSETS, END OF YEAR (000)                                     $26,000       $14,059        $8,987      $11,188       $1,760
------------------------------------------------------------------------------------------------------------------------------------

                                                      Financial Information | 11

                                                    U.S. GOV'T MONEY MARKET FUND

====================================================================================================================================
                                                                                     CLASS C SHARES
                                                            ------------------------------------------------------------------------
                                                                                     YEAR ENDED 6/30
Per Share Operating Performance                                2002          2001          2000         1999         1998
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00         $1.00         $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                          .01           .05           .05          .04          .05
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                               --            --(b)         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                .01           .05           .05          .04          .05
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME       (.01)         (.05)         (.05)        (.04)        (.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $1.00         $1.00         $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                                1.48%         5.02%         4.93%        4.36%        4.79%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                         .86%          .87%          .84%         .76%         .84%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                         .87%          .90%          .84%         .76%         .84%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         1.46%+        4.89%+        4.78%        4.27%        4.73%
====================================================================================================================================
                                                                                             YEAR ENDED 6/30
                                                            ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                            2002          2001          2000         1999         1998
NET ASSETS, END OF YEAR (000)                               $10,769        $6,693        $1,929       $5,193         $738
------------------------------------------------------------------------------------------------------------------------------------

+    The ratios have been determined on a Fund basis.

(a)  Total return assumes the reinvestment of all distributions.

(b)  Amount is less than $.01

12 | Financial Information

NOTES

ADDITIONAL INFORMATION

     More information on the Fund is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     The Fund's Annual and Semi-Annual Reports contain more information about the Fund's investments. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).




     Lord Abbett U.S. Government Securities
         Money Market Fund, Inc.

                                                                         LAMM -1
                                                                         (11/02)


TO OBTAIN INFORMATION:

BY TELEPHONE. Call the Fund at:
800-201-6984

BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO. LLC
www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-0890) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.




                  [LORD ABBETT LOGO]

  Lord Abbett Mutual Fund shares are distributed by:
              LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street -  Jersey City, New Jersey 07302-3973


                           SEC FILE NUMBER: 811-2924


                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

--------------------------------------------------------------------------------
LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                             NOVEMBER 1, 2002
--------------------------------------------------------------------------------


         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Fund") dated November 1, 2002.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


            TABLE OF CONTENTS                                               PAGE
            1.     Fund History                                               2
            2.     Investment Policies                                        2
            3.     Management of the Fund                                     4
            4.     Control Persons and Principal Holders of Securities       10
            5.     Investment Advisory and Other Services                    10
            6.     Brokerage Allocations and Other Practices                 11
            7.     Classes of Shares                                         11
            8.     Purchases, Redemptions and Pricing                        13
            9.     Taxation of the Fund                                      15
            10.    Underwriter                                               16
            11.    Yield Calculation                                         16
            12.    Financial Statements                                      17
            Appendix - Commercial Paper and Bond Ratings                     18

                                       1.
                                  FUND HISTORY


Lord Abbett U.S. Government Securities Money Market Fund, Inc. is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund has 1,500,000,000 shares of authorized capital stock consisting of three classes (A, B, and C), $.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Class A and Class B shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. Class C shares may be acquired only in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Telephone Exchange Privilege" under "Purchases, Redemptions & Pricing" for more information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions that cannot be changed without approval of a majority of our outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

     (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus);

     (8) issue senior securities to the extent such issuance would violate applicable law; or

     (9)  buy common stocks or other voting securities.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:




     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors (in accordance with currently applicable Securities and Exchange Commission ("SEC") requirements, the Fund will not invest knowingly more than 10% of its net assets (at the time of investment in such illiquid securities);

     (3) invest in the securities of other investment companies except as permitted by applicable law;

     (4) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (7) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

     (8) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

                                       3.
                             MANAGEMENT OF THE FUND


The Fund's Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett"), and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.



                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE             PRINCIPAL OCCUPATION                        OTHER
DATE OF BIRTH                    WITH FUND                     DURING PAST FIVE YEARS                      DIRECTORSHIPS
-------------                    ---------                     ----------------------                      -------------
ROBERT S. DOW                    Director since                Managing Partner and Chief                  N/A
90 Hudson Street                 1989; Chairman                Investment Officer of Lord Abbett
Jersey City, NJ                  since 1996                    since 1996.
Date of Birth: 3/8/1945


                        --------------------------------


The following outside Directors are also directors or trustees of the fourteen Lord Abbett-sponsored funds.



                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE             PRINCIPAL OCCUPATION                        OTHER
DATE OF BIRTH                    WITH FUND                     DURING PAST FIVE YEARS                      DIRECTORSHIPS
-------------                    ---------                     ----------------------                      -------------
E. THAYER BIGELOW                Director since 1994           Managing General Partner,                   Currently serves as
Bigelow Media, LLC                                             Bigelow Media, LLC (since 2000);            director of Crane Co.
717 Fifth Avenue, 26th Floor                                   Senior Adviser, Time Warner Inc.            and Huttig Building
New York, NY                                                   (1998 - 2000); Acting Chief                 Products Inc.
Date of Birth: 10/22/1941                                      Executive Officer of Courtroom
                                                               Television Network  (1997 - 1998);
                                                               Presidentand Chief Executive
                                                               Officer of Time Warner Cable
                                                               Programming, Inc. (1991 - 1997).

WILLIAM H.T. BUSH                Director since 1998           Co-founder and Chairman of the              Currently serves as
Lord, Abbett & Co. LLC                                         Board of the financial advisory firm        director of Wellpoint
90 Hudson Street                                               of Bush-O'Donnell & Company                 Health Network, Inc.,
Jersey City, NJ                                                (since 1986).                               DT Industries Inc., and
Date of Birth: 7/14/1938                                                                                   Engineered Support
                                                                                                           Systems, Inc.

ROBERT B. CALHOUN, JR.           Director since 1998           Managing Director of Monitor                Currently serves as
Monitor Clipper Partners                                       Clipper Partners (since 1997) and           director of Avondale,
Two Canal Park                                                 President of Clipper Asset                  Inc., Avondale Mills,
Cambridge, MA                                                  Management Corp. (since 1991),              Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                      both private equity investment funds.       Inc., and Interstate
                                                                                                           Bakeries Corp.

STEWART S. DIXON                 Director since 1979           Partner in the law firm of  Wildman,        N/A
Wildman, Harrold, Allen &                                      Harrold, Allen & Dixon (since
Dixon                                                          1967).
225 W. Wacker Drive, Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                Director since 2000           Chief Executive Officer of                  Currently serves as
Houlihan Lokey Howard & Zukin                                  Houlihan Lokey Howard & Zukin,              director of Adolph
685 Third Ave.                                                 an investment bank, (January 2002           Coors Company.
New York, NY                                                   to present); Chairman of Warburg
Date of Birth: 7/30/1947                                       Dillon Read (1999 - 2000); Global
                                                               Head of Corporate Finance of SBC
                                                               Warburg Dillon Read (1997 -
                                                               1999); Chief Executive Officer of
                                                               Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD                Director since 1988           Retired - General Business &                Currently serves as
415 Round Hill Road                                            Governance Consulting (since                director of
Greenwich, CT                                                  1992); formerly President and CEO           Fountainhead Water
Date of Birth: 5/19/1933                                       of Nestle Foods.                            Company, Careside,
                                                                                                           Inc., Lincoln Snacks,
                                                                                                           J.B. Williams Co., Inc.
                                                                                                           (personal care products)
                                                                                                           and Seix Fund, Inc.*

THOMAS J. NEFF                   Director since 1982           Chairman of Spencer Stuart, U.S.,           Currently serves as
Lord, Abbett & Co. LLC                                         an executive search consulting firm         director of Ace, Ltd.
90 Hudson Street                                               (since 1996); President of Spencer          and Exult, Inc.
Jersey City, NJ                                                Stuart, U.S. (1979 - 1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                Director since 2002           President and CEO of LandingPoint           Currently serves as
80 Pinckney Street                                             Capital (since 2002); Chairman and          Chairman of Rockefeller
Boston, MA                                                     CEO of United Asset Management              Foundation, Director of
Date of Birth: 3/5/1943                                        Corporation (2000 to 2001);                 Nashua Corp. and
                                                               Chairman and CEO of UNUM                    SteelPoint Technologies.
                                                               Provident Corporation (1999 -
                                                               merger); Chairman and CEO of
                                                               UNUM Corporation (1988 - 1999).



* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman, CEO, and President and Managing Partner of Lord Abbett.

                        --------------------------------

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.



NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ---------            -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1995           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

ROBERT I. GERBER                   Executive Vice       Elected in 1997           Partner and Director of Taxable Fixed
(5/29/1954)                        President                                      Income Management, joined Lord Abbett in
                                                                                  1997.

PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Operations and Fund
(1/12/1968)                                                                       Accounting, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from 1998
                                                                                  to 1999, prior thereto Vice President of
                                                                                  Bankers Trust.

DANIEL E. CARPER                   Vice President       Elected in 1986           Partner, joined Lord Abbett in 1979.
(1/22/1952)

LAWRENCE H. KAPLAN                 Vice President       Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        and Assistant                                  Lord Abbett in 1997.
                                   Secretary

ROBERT A. LEE                      Vice President       Elected in 2000           Partner and Fixed Income Investment
(8/28/1969)                                                                       Manager - Mortgage and Asset Backed
                                                                                  Securities, joined Lord Abbett in 1997.

ROBERT G. MORRIS                   Vice President       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                                                                       joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President       Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       and Assistant                                  Abbett in 1999, formerly Assistant General
                                   Secretary                                      Counsel of Prudential Investments from
                                                                                  1998 to 1999, prior thereto Counsel of
                                                                                  Drinker, Biddle & Reath LLP, a law firm.

FRANCIE W. TAI                     Treasurer            Elected in 2000           Director of Fund Administration, joined
(6/11/1965)                                                                       Lord Abbett in 2000, prior thereto Manager
                                                                                  of Goldman Sachs.

COMMITTEES
The standing committees of the Board of Directors are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more directors who are Partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of Directors in fulfilling its responsibilities relating to the voting of securities held by the Fund. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met two times.

                           --------------------------

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2001, the Board and its outside Directors considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Directors had reviewed throughout the course of the year, the Directors received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE DIRECTORS. The materials received by the Directors included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Directors did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Directors in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Directors considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Directors reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Directors also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Directors considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Directors considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, fund accounting custodian, and subcustodians.

EXPENSES. The Board and the outside Directors considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Directors considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board and the outside Directors concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board and the outside Directors also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Directors considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Directors considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Directors also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Directors considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Directors unanimously voted to approve continuation of the existing management agreement.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                        (2)                       (3)
                           For the Fiscal            For Year Ended
                           Year Ended                December 31, 2001
                           June 30, 2002             Total Compensation
                           Aggregate                 Paid by the Fund and
                           Compensation              Thirteen Other Lord
                           Accrued by                Abbett-sponsored
Name of Trustee            the Fund(1)               Funds(2)
---------------            --------------            ---------------------
E. Thayer Bigelow          $ 876                     $86,000
William H.T. Bush          $ 884                     $87,400
Robert B. Calhoun, Jr.     $ 882                     $86,000
Stewart S. Dixon           $ 872                     $86,200
Franklin W. Hobbs          $ 871                     $85,000
C. Alan MacDonald          $ 876                     $86,000
Thomas J. Neff             $ 865                     $85,000
James F. Orr, III*         $ 0                       None



* Elected effective July 18, 2002.

1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

                           ---------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2001. The amounts shown include deferred compensation to the Directors deemed invested in Fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the Funds.



                                                           Aggregated Dollar Range of
                               Dollar Range of Equity       Equity Securities in Lord
Name of Director               Securities in the Fund        Abbett-Sponsored Funds
----------------               ----------------------        ----------------------
Robert S. Dow                       Over $100,000                 Over $100,000
E. Thayer Bigelow                     $1-$10,000                  Over $100,000
William H. T. Bush                    $1-$10,000                $50,001-$100,000
Robert B. Calhoun, Jr.                $1-$10,000                  Over $100,000
Stewart S. Dixon                   $10,001-$50,000                Over $100,000
Franklin W. Hobbs                     $1-$10,000                $50,001-$100,000
C. Alan MacDonald                  $10,001-$50,000                Over $100,000
Thomas J. Neff                     $10,001-$50,000                Over $100,000
James F. Orr, III*                       None                         None



*  Elected effective July 18, 2002.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 2, 2002, our Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares. As of October 2, 2002, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients there were no record holders of 5% or more of each class of the Fund's outstanding shares.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following Partners of Lord Abbett are also officers and/or Directors of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert I. Gerber, Paul A. Hilstad, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris and A. Edward Oberhaus, III. The other Partners are: Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Stan Dinsky, Lesley-Jane Dixon, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael
T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of our net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and ..40 of 1% of such assets over $500,000,000. This fee is allocated among Classes A, B and C based on each class' proportionate share of such average daily net assets. For the fiscal years ended June 30, 2002, 2001, and 2000, the management fees paid to Lord Abbett amounted to $1,230,637, $1,011,978, and $1,139,097, respectively.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.


TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP, perform audit services for the Fund including the examination of financial statements included in the Fund's Annual Report to shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund usually will not pay brokerage commissions for such purchases, and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Normally, the selection is made by traders, who may be officers of the Fund and are also employees of Lord Abbett. They do the trading as well for other accounts--investment companies and other clients--managed by Lord Abbett. They are responsible for obtaining best execution.

The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. No commitments are made regarding the allocation of brokerage business to or among broker-dealers.

When, in Lord Abbett's opinion, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund, and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.


                                       7.
                                CLASSES OF SHARES

The Fund offers investors three different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described below. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors of the Fund.


CLASS B SHARE CONVERSION FEATURE. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


RULE 12b-1 PLANS. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for each Class. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit it respective class and such class' shareholders. The expected benefits include (in the case of the B Plan) greater sales and lower redemptions of Class B shares and (in the case of the A Plan and the C Plan) a higher quality of service to shareholders by dealers than otherwise would be the case. B Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to each Class' shareholders (in the case of the A and C Plans), such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class B shares (in the case of the B Plan).

The amounts paid to dealers and other agents by the Fund pursuant to the B Plan for the fiscal year ended June 30, 2002 totaled $135,454. For the fiscal year ended June 30, 2002, Lord Abbett Distributor voluntarily reimbursed $13,800 of Class B shares 12b-1 distribution fees.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made and any other information the Board of Directors reasonably requests to enable it to make an informed determination of whether the Plan should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by a vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable imitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A CDSC is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 24 months from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a Lord Abbett -sponsored fund, (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original sale occurred in the case of Class C shares.

In no event will the amount of the CDSC exceed 1% in the case of Class A and Class C shares or 5% scaled down to 1%, in the case of Class B shares, of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of the shares for which such shares were exchanged ("Exchanged Shares"). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, regardless of whether this increase is reflected in reinvested dividends or distributions, in the case of Class A shares, and due to such an increase because of reinvested dividends and capital gains, in the case of Class B and Class C shares, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee or (iii) shares which, together with Exchanged Shares, have been held continuously (a) for 24 months from the end of the month in which the original sale occurred in the case of Class A shares, (b) until the 6th anniversary of their original purchase in the case of Class B shares and (c) until the 1st anniversary of their original purchase in the case of Class C shares. In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of shares subject to a CDSC, those held the longest will be the first to be redeemed.

                                       8.
                        PURCHASES, REDEMPTIONS & PRICING


Information concerning how we value Fund shares for purchase and redemption is contained in the Prospectus under "Purchases and "Redemptions," respectively.


Under normal circumstances, we calculate the Fund's net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we shall be able to do so. Our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

DIVIDENDS. Our net income will be declared as a dividend daily and payable monthly. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

TELEPHONE EXCHANGE PRIVILEGE. Shares of any class of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund available to investors at the time of the transaction, except for (i) Lord Abbett Series Fund ("LASF") and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF." Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A and Class B shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares of any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City before to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the SEC deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

SHAREHOLDER PROGRAMS AND RETIREMENT PLANS

We have several programs available to shareholders. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.


DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.


INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund allows you to make fixed, periodic investments by means of automatic money transfers from your bank checking account. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.


SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in you interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, and Simple IRAs and Simplified Employee Pension Plans), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's or Lord Abbett Distributor's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends are taxable to you as ordinary income, regardless of whether they are received in cash or reinvested in Fund shares and regardless of the time you have owned the Fund shares.

Dividends paid by the Fund will not qualify for the dividends received deduction for corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

You may be subject to a 30% withholding tax on reportable dividends and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares as long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                YIELD CALCULATION


Each class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 2002 of the calculation of both "yield" and "effective yield" for one Class A share:

Value of hypothetical account with
   exactly one share at beginning of base period                  $  1.000000000

Value of same account at end of base period                       $  1.000164383

Net change in account value                                       $   .000164383

Base period return (net change in account value
   divided by the beginning account value)                            .0164383%

"Yield" [base period return times (365 divided by 7)]                 .86%

"Effective yield" [(base period return + 1) 365/7] - 1                .86%



On June 30, 2002, the portfolio had a dollar-weighted life to maturity of 27 days.


Publishing the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the class as to what an investment in the class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the class which has to be invested at a different yield than that represented by existing assets.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return value are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett U.S. Government Securities Money Market Fund, Inc. 2002 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                                    APPENDIX

                        COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ form the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' is in payment default. The 'D' rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits

(a) ARTICLES OF INCORPORATION. Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on May 21, 1979. ARTICLES OF RESTATEMENT incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on October 28, 1998.

(b) BY-LAWS. Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on
     October 31, 2000.

(c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

(d) INVESTMENT ADVISORY CONTRACTS, MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed on October 31, 1997.

(e) UNDERWRITING CONTRACTS. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on October 31, 2000.

(f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on October 30, 2001.

(g)  CUSTODIAN AGREEMENTS. FILED HEREIN.

(h)  OTHER MATERIAL CONTRACTS. Not applicable.

(i)  LEGAL OPINION. FILED HEREIN.

(j)  OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP FILED HEREIN.

(k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2002 Annual Report to Shareholders on Form N-30D filed on August 26, 2002 (Accession Number 0000912057-02-033509).

(l)  INITIAL CAPITAL AGREEMENTS incorporated by reference.

(m) RULE 12B-1 PLAN. (i) Rule 12b-1 Class A Plan; and (ii) Rule 12b-1 Class B Plan incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on
     October 31, 2000.
     (iii) RULE 12B-1 CLASS C PLAN FILED HEREIN.

(n)  RULE 18F-3 PLAN. FILED HEREIN

(o)  RESERVED.

(p)  CODE OF ETHICS. FILED HEREIN.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 25. INDEMNIFICATION

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers ("Section 2-418").

         The general effect of Section 2-418 is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with Registrant. It provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by Section 2-418 and by the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 and
         Section 17(h) of the 1940 Act, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, trustee, officer, employee, or partner of any entity.

Item 27. PRINCIPAL UNDERWRITER

         (a)  Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Blend Trust
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Global Fund, Inc.
              Lord Abbett Investment Trust
              Lord Abbett Large-Cap Growth Fund
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Research Fund, Inc.
              Lord Abbett Securities Trust
              Lord Abbett Series Fund, Inc.
              Lord Abbett Tax-Free Income Fund, Inc.
              Lord Abbett Tax-Free Income Trust

         (b) The Partners of Lord, Abbett & Co. who are also officers of the Fund are:

              NAME AND PRINCIPAL        POSITIONS AND OFFICES
              BUSINESS ADDRESS *        WITH REGISTRANT
              ------------------        ---------------
              Robert S. Dow             Chairman, CEO, and President
              Robert I. Gerber          Executive Vice President
              Paul A. Hilstad           Vice President & Secretary
              Lawrence H. Kaplan        Vice President & Assistant Secretary
              Joan A. Binstock          CFO and Vice President
              Tracie E. Ahern,          Vice President
              Daniel E. Carper          Vice President
              Robert G. Morris          Vice President
              Robert A. Lee             Vice President
              A. Edward Oberhaus, III   Vice President

              The other partners who are neither officers nor Directors of the Fund are Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Stan Dinsky, Lesley-Jane Dixon, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin.

              *  Each Partner has a principal business address of:
                 90 Hudson Street, Jersey City, New Jersey 07302-3973

         (c)  Not applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         Registrant maintains the records, required by Rules 31a - 1(a) and
         (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. MANAGEMENT SERVICES

         None

Item 30. UNDERTAKINGS

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

         Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and the State of New Jersey on the day of October 29, 2002.

                              BY:   /s/ CHRISTINA T. SIMMONS
                                    --------------------------
                                    Christina T. Simmons
                                    Vice President & Assistant Secretary

                              BY:   JOAN A. BINSTOCK
                                    ------------------
                                    Joan A Binstock
                                    Chief Financial Officer and Vice President

         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                          TITLE                              DATE
----------                          -----                              ----
ROBERT S. DOW*                      Chairman, President               October 29, 2002
---------------------------         and Director/Trustee
Robert S. Dow

E. THAYER BIGELOW*                  Director/Trustee                   October 29, 2002
---------------------------
E. Thayer Bigelow

WILLIAM H. T. BUSH*                 Director/Trustee                   October 29, 2002
---------------------------
William H. T. Bush

ROBERT B. CALHOUN, JR.*            Director/Trustee                   October 29, 2002
---------------------------
Robert B. Calhoun, Jr.

STEWART S. DIXON*                  Director/Trustee                   October 29, 2002
----------------------------
Stewart S. Dixon

FRANKLIN W. HOBBS*                  Director/Trustee                   October 29, 2002
----------------------------
Franklin W. Hobbs

C. ALAN MACDONALD*                  Director/Trustee                   October 29, 2002
----------------------------
C. Alan MacDonald

THOMAS J. NEFF*                     Director/Trustee                   October 29, 2002
----------------------------
Thomas J. Neff

JAMES F. ORR, III*                  Director/Trustee                   October 29, 2002
----------------------------
James F. Orr, III


/s/ CHRISTINA T. SIMMONS
----------------------------
* Attorney-in-Fact

                                POWER OF ATTORNEY

         Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                          TITLE                              DATE
----------                          -----                              ----
/s/ Robert S. Dow                   Chairman, President                July 23, 2002
---------------------------         and Director/Trustee
Robert S. Dow

/s/ E. Thayer Bigelow               Director/Trustee                   July 23, 2002
---------------------------
E. Thayer Bigelow

/s/ William H. T. Bush              Director/Trustee                   July 23, 2002
---------------------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.          Director/Trustee                   July 23, 2002
---------------------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon                Director/Trustee                   July 23, 2002
---------------------------
Stewart S. Dixon

/s/ Franklin W. Hobbs               Director/Trustee                   July 23, 2002
---------------------------
Franklin W. Hobbs

/s/ C. Alan Macdonald               Director/trustee                   July 23, 2002
---------------------------
C. Alan MacDonald

/s/ Thomas J. Neff                  Director/trustee                   July 23, 2002
---------------------------
Thomas J. Neff

/s/ James F. Orr, III               Director/trustee                   July 23, 2002
---------------------------
James F. Orr, III

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.